Financial Supplement

Third Quarter 2023

Table of Contents	Page

Consolidated Financial Highlights	3

Consolidated Statements of Operations (unaudited)	5

Consolidated Balance Sheets (unaudited)	6

Loans and Deposits	7

Average Balance Sheets, Annualized Yields and Rates	8

Mortgage Banking Fees	10

Segment Financial Highlights	11

Credit-Related Information:
Nonaccrual loans and leases	15
Loans and Leases 90 Days or More Past Due and Accruing	16
Charge-offs, Recoveries, and Related Ratios	17
Summary of Changes in the Components of the Allowance for Credit Losses	19

Capital and Ratios	20

Non-GAAP Financial Measures and Reconciliations	21
The information in this Financial Supplement is preliminary and based on company data available at the time of the earnings presentation. It speaks only as of the particular date or dates included in the accompanying pages. The Company does not undertake an obligation to, and disclaims any duty to, update any of the information provided. Any forward-looking statements in this Financial Supplement are subject to the forward-looking statements language contained in the Company’s reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which can be found on the SEC’s website (www.sec.gov) or on the Company’s website (www.citizensbank.com). The Company’s future financial performance is subject to the risks and uncertainties described in its SEC filings.

CONSOLIDATED FINANCIAL HIGHLIGHTS
(dollars in millions, except per share data)

	QUARTERLY TRENDS											FOR THE NINE MONTHS ENDED SEPTEMBER 30,
						3Q23 Change								2023 Change
	3Q23	2Q23	1Q23	4Q22	3Q22	2Q23			3Q22			2023	2022	2022
						$/bps		%	$/bps		%			$/bps		%
SELECTED OPERATING DATA
Total revenue	$2,014	$2,094	$2,128	$2,200	$2,177	($80)		(4%)	($163)		(7%)	$6,236	$5,821	$415		7%
Noninterest expense	1,293	1,306	1,296	1,240	1,241	(13)		(1)	52		4	3,895	3,652	243		7
Profit before provision (benefit) for credit losses	721	788	832	960	936	(67)		(9)	(215)		(23)	2,341	2,169	172		8
Provision (benefit) for credit losses	172	176	168	132	123	(4)		(2)	49		40	516	342	174		51
NET INCOME	430	478	511	653	636	(48)		(10)	(206)		(32)	1,419	1,420	(1)		—
Net income, Underlying[1]	448	531	560	685	669	(83)		(16)	(221)		(33)	1,539	1,740	(201)		(12)
Net income available to common stockholders	400	444	488	621	611	(44)		(10)	(211)		(35)	1,332	1,339	(7)		(1)
Net income available to common stockholders, Underlying[1]	418	497	537	653	644	(79)		(16)	(226)		(35)	1,452	1,659	(207)		(12)
PER COMMON SHARE DATA
Basic earnings	$0.85	$0.93	$1.00	$1.26	$1.23	($0.08)		(9%)	($0.38)		(31%)	$2.79	$2.85	($0.06)		(2%)
Diluted earnings	0.85	0.92	1.00	1.25	1.23	(0.07)		(8)	(0.38)		(31)	2.78	2.84	(0.06)		(2)
Basic earnings, Underlying[1]	0.89	1.04	1.10	1.32	1.30	(0.15)		(14)	(0.41)		(32)	3.04	3.53	(0.49)		(14)
Diluted earnings, Underlying[1]	0.89	1.04	1.10	1.32	1.30	(0.15)		(14)	(0.41)		(32)	3.03	3.52	(0.49)		(14)
Cash dividends declared and paid per common share	0.42	0.42	0.42	0.42	0.42	—		—	—		—	1.26	1.20	0.06		5
Book value per common share	44.75	45.44	45.84	44.03	42.62	(0.69)		(2)	2.13		5	44.75	42.62	2.13		5
Tangible book value per common share	27.73	28.72	29.44	27.88	26.62	(0.99)		(3)	1.11		4	27.73	26.62	1.11		4
Dividend payout ratio	49%	45%	42%	33%	34%	441	bps		1,541	bps		45%	42%	316	bps
Dividend payout ratio, Underlying[1]	47	40	38	32	32	700	bps		1,500	bps		41	34	700	bps
COMMON SHARES OUTSTANDING
Average: Basic	469,481,085	479,470,543	485,444,313	493,293,981	495,651,083	(9,989,458)		(2%)	(26,169,998)		(5%)	478,073,507	470,118,265	7,955,242		2%
Diluted	471,183,719	480,975,281	487,712,146	495,478,398	497,477,501	(9,791,562)		(2)	(26,293,782)		(5)	479,733,008	471,958,310	7,774,698		2
Common shares at period-end	466,221,795	474,682,759	483,982,264	492,282,158	495,843,793	(8,460,964)		(2)	(29,621,998)		(6)	466,221,795	495,843,793	(29,621,998)		(6)
1 These are non-GAAP financial measures. For further information on these measures, refer to "Non-GAAP Financial Measures and Reconciliations."

CONSOLIDATED FINANCIAL HIGHLIGHTS, CONTINUED
(dollars in millions, except per share data)

	QUARTERLY TRENDS											FOR THE NINE MONTHS ENDED SEPTEMBER 30,
						3Q23 Change								2023 Change
	3Q23	2Q23	1Q23	4Q22	3Q22	2Q23			3Q22			2023	2022	2022
						$/bps		%	$/bps		%			$/bps		%
FINANCIAL RATIOS
Net interest margin	3.03%	3.16%	3.29%	3.29%	3.24%	(13) bps			(21) bps			3.16%	3.03%	13	bps
Net interest margin, FTE[1]	3.03	3.17	3.30	3.30	3.25	(14)			(22)			3.17	3.03	14
Return on average common equity	7.50	8.00	9.11	11.56	10.91	(50)			(341)			8.20	8.19	1
Return on average common equity, Underlying[2]	7.82	8.97	10.01	12.15	11.52	(115)			(370)			8.93	10.15	(122)
Return on average tangible common equity	12.00	12.42	14.38	18.46	16.96	(42)			(496)			12.93	12.49	44
Return on average tangible common equity, Underlying[2]	12.51	13.93	15.80	19.40	17.91	(142)			(540)			14.09	15.48	(139)
Return on average total assets	0.78	0.86	0.93	1.15	1.12	(8)			(34)			0.86	0.90	(4)
Return on average total assets, Underlying[2]	0.81	0.96	1.02	1.21	1.18	(15)			(37)			0.93	1.10	(17)
Return on average total tangible assets	0.81	0.89	0.97	1.19	1.16	(8)			(35)			0.89	0.93	(4)
Return on average total tangible assets, Underlying[2]	0.84	0.99	1.06	1.25	1.22	(15)			(38)			0.96	1.14	(18)
Effective income tax rate	21.51	22.09	22.97	21.16	21.80	(58)			(29)			22.24	22.29	(5)
Effective income tax rate, Underlying[2]	21.69	22.51	23.25	21.37	22.00	(82)			(31)			22.55	22.50	5
Efficiency ratio	64.21	62.34	60.90	56.36	57.02	187			719			62.45	62.74	(29)
Efficiency ratio, Underlying[2]	63.08	58.86	57.84	54.42	54.90	422			818			59.87	58.67	120
Noninterest income as a % of total revenue	24.44	24.14	22.81	22.92	23.54	30			90			23.78	25.84	(206)
Noninterest income as a % of total revenue, Underlying[2]	24.44	24.14	22.81	22.92	23.54	30			90			23.78	26.24	(246)
CAPITAL RATIOS - PERIOD-END (PRELIMINARY)
CET1 capital ratio	10.4%	10.3%	10.0%	10.0%	9.8%
Tier 1 capital ratio	11.5	11.4	11.1	11.1	10.9
Total capital ratio	13.4	13.3	12.9	12.8	12.6
Tier 1 leverage ratio	9.4	9.4	9.4	9.3	9.2
Tangible common equity ratio	5.9	6.3	6.6	6.3	6.1
SELECTED BALANCE SHEET DATA
Loan-to-deposit ratio (period-end balances)	84.03%	85.17%	89.83%	86.69%	87.44%	(114)	bps		(341)	bps		84.03%	87.44%	(341)	bps
Loan-to-deposit ratio (average balances)	85.46	88.73	89.76	87.74	88.32	(327)	bps		(286)	bps		87.95	86.43	152	bps
Full-time equivalent colleagues (period-end)	18,214	18,468	18,547	18,889	19,235	(254)		(1)	(1,021)		(5)	18,214	19,235	(1,021)		(5)
1Net interest margin is presented on a fully taxable-equivalent ("FTE") basis using the federal statutory tax rate of 21%. The FTE impact is predominantly attributable to commercial loans for the periods presented.
2These are non-GAAP financial measures. For further information on these measures, refer to "Non-GAAP Financial Measures and Reconciliations."

CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)
(dollars in millions)

	QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPTEMBER 30,
						3Q23 Change						2023 Change
	3Q23	2Q23	1Q23	4Q22	3Q22	2Q23		3Q22		2023	2022	2022
						$	%	$	%			$	%
INTEREST INCOME
Interest and fees on loans and leases	$2,166	$2,132	$2,047	$1,893	$1,657	$34	2%	$509	31%	$6,345	$4,075	$2,270	56%
Interest and fees on loans held for sale	20	20	15	16	18	—	—	2	11	55	51	4	8
Interest and fees on other loans held for sale	8	12	5	10	15	(4)	(33)	(7)	(47)	25	47	(22)	(47)
Investment securities	290	267	266	258	243	23	9	47	19	823	582	241	41
Interest-bearing deposits in banks	111	100	69	75	36	11	11	75	208	280	53	227	NM
Total interest income	2,595	2,531	2,402	2,252	1,969	64	3	626	32	7,528	4,808	2,720	57
INTEREST EXPENSE
Deposits	898	723	550	396	176	175	24	722	NM	2,171	255	1,916	NM
Short-term borrowed funds	8	22	6	2	11	(14)	(64)	(3)	(27)	36	21	15	71
Long-term borrowed funds	167	198	203	159	117	(31)	(16)	50	43	568	215	353	164
Total interest expense	1,073	943	759	557	304	130	14	769	NM	2,775	491	2,284	NM
Net interest income	1,522	1,588	1,643	1,695	1,665	(66)	(4)	(143)	(9)	4,753	4,317	436	10
NONINTEREST INCOME
Service charges and fees	105	101	100	105	109	4	4	(4)	(4)	306	315	(9)	(3)
Capital markets fees	67	82	83	98	89	(15)	(18)	(22)	(25)	232	270	(38)	(14)
Card fees	74	80	72	71	71	(6)	(8)	3	4	226	202	24	12
Mortgage banking fees	69	59	57	54	66	10	17	3	5	185	207	(22)	(11)
Trust and investment services fees	63	65	63	61	61	(2)	(3)	2	3	191	188	3	2
Foreign exchange and derivative products	48	44	48	35	42	4	9	6	14	140	153	(13)	(8)
Letter of credit and loan fees	43	43	40	41	40	—	—	3	8	126	118	8	7
Securities gains, net	5	9	5	4	—	(4)	(44)	5	100	19	5	14	NM
Other income	18	23	17	36	34	(5)	(22)	(16)	(47)	58	46	12	26
Total noninterest income	492	506	485	505	512	(14)	(3)	(20)	(4)	1,483	1,504	(21)	(1)
TOTAL REVENUE	2,014	2,094	2,128	2,200	2,177	(80)	(4)	(163)	(7)	6,236	5,821	415	7
Provision (benefit) for credit losses	172	176	168	132	123	(4)	(2)	49	40	516	342	174	51
NONINTEREST EXPENSE
Salaries and employee benefits	659	615	658	633	639	44	7	20	3	1,932	1,916	16	1
Outside services	160	177	176	170	172	(17)	(10)	(12)	(7)	513	530	(17)	(3)
Equipment and software	191	181	169	170	159	10	6	32	20	541	478	63	13
Occupancy	107	136	124	110	106	(29)	(21)	1	1	367	300	67	22
Other operating expense	176	197	169	157	165	(21)	(11)	11	7	542	428	114	27
Total noninterest expense	1,293	1,306	1,296	1,240	1,241	(13)	(1)	52	4	3,895	3,652	243	7
Income before income tax expense	549	612	664	828	813	(63)	(10)	(264)	(32)	1,825	1,827	(2)	—
Income tax expense	119	134	153	175	177	(15)	(11)	(58)	(33)	406	407	(1)	—
Net income	$430	$478	$511	$653	$636	($48)	(10%)	($206)	(32%)	$1,419	$1,420	($1)	—%
Net income, Underlying[1]	$448	$531	$560	$685	$669	($83)	(16%)	($221)	(33%)	$1,539	$1,740	($201)	(12%)
Net income available to common stockholders	$400	$444	$488	$621	$611	($44)	(10%)	($211)	(35%)	$1,332	$1,339	($7)	(1%)
Net income available to common stockholders, Underlying[1]	$418	$497	$537	$653	$644	($79)	(16%)	($226)	(35%)	$1,452	$1,659	($207)	(12%)

1 These are non-GAAP financial measures. For further information on these measures, refer to "Non-GAAP Financial Measures and Reconciliations."

CONSOLIDATED BALANCE SHEETS (unaudited)
(dollars in millions, except par value)

PERIOD-END BALANCES	AS OF					SEPTEMBER 30, 2023 CHANGE
	Sept 30, 2023	June 30, 2023	Mar 31, 2023	Dec 31, 2022	Sept 30, 2022	June 30, 2023		September 30, 2022
						$	%	$	%
ASSETS
Cash and due from banks	$1,395	$1,689	$1,283	$1,489	$1,235	($294)	(17%)	$160	13%
Interest-bearing cash and due from banks	14,005	9,878	6,691	9,058	6,925	4,127	42	7,080	102
Interest-bearing deposits in banks	324	284	320	303	261	40	14	63	24
Debt securities available for sale, at fair value	25,069	24,755	23,845	24,007	23,478	314	1	1,591	7
Debt securities held to maturity	9,320	9,520	9,677	9,834	10,071	(200)	(2)	(751)	(7)
Loans held for sale, at fair value	749	1,225	855	774	1,048	(476)	(39)	(299)	(29)
Other loans held for sale	99	196	1,000	208	914	(97)	(49)	(815)	(89)
Loans and leases	149,746	151,320	154,688	156,662	156,140	(1,574)	(1)	(6,394)	(4)
Less: Allowance for loan and lease losses	(2,080)	(2,044)	(2,017)	(1,983)	(1,980)	(36)	2	(100)	5
Net loans and leases	147,666	149,276	152,671	154,679	154,160	(1,610)	(1)	(6,494)	(4)
Derivative assets	522	719	569	842	1,352	(197)	(27)	(830)	(61)
Premises and equipment	878	876	866	844	827	2	—	51	6
Bank-owned life insurance	3,275	3,263	3,244	3,236	3,222	12	—	53	2
Goodwill	8,188	8,188	8,177	8,173	8,160	—	—	28	—
Other intangible assets	167	175	185	197	199	(8)	(5)	(32)	(16)
Other assets	13,613	13,022	12,873	13,089	12,832	591	5	781	6
TOTAL ASSETS	$225,270	$223,066	$222,256	$226,733	$224,684	$2,204	1%	$586	—%
LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES
Deposits:
Noninterest-bearing	$38,561	$40,286	$44,326	$49,283	$51,888	($1,725)	(4%)	($13,327)	(26%)
Interest-bearing	139,636	137,381	127,868	131,441	126,678	2,255	2	12,958	10
Total deposits	178,197	177,667	172,194	180,724	178,566	530	—	(369)	—
Short-term borrowed funds	232	1,099	1,018	3	263	(867)	(79)	(31)	(12)
Derivative liabilities	2,109	2,270	1,704	1,909	2,227	(161)	(7)	(118)	(5)
Long-term borrowed funds:
FHLB advances	7,036	5,029	11,779	8,519	9,519	2,007	40	(2,483)	(26)
Senior debt	5,258	5,258	5,263	5,555	4,954	—	—	304	6
Subordinated debt and other debt	5,060	3,813	1,813	1,813	1,813	1,247	33	3,247	179
Total long-term borrowed funds	17,354	14,100	18,855	15,887	16,286	3,254	23	1,068	7
Other liabilities	4,500	4,345	4,284	4,520	4,196	155	4	304	7
TOTAL LIABILITIES	202,392	199,481	198,055	203,043	201,538	2,911	1	854	—
STOCKHOLDERS' EQUITY
Preferred stock:
$25.00 par value, 100,000,000 shares authorized for each of the periods presented	2,014	2,014	2,014	2,014	2,014	—	—	—	—
Common stock:
$0.01 par value, 1,000,000,000 shares authorized for each of the periods presented	6	6	6	6	6	—	—	—	—
Additional paid-in capital	22,231	22,207	22,183	22,142	22,121	24	—	110	—
Retained earnings	9,856	9,655	9,416	9,159	8,748	201	2	1,108	13
Treasury stock, at cost	(5,986)	(5,734)	(5,475)	(5,071)	(4,920)	(252)	(4)	(1,066)	(22)
Accumulated other comprehensive income (loss)	(5,243)	(4,563)	(3,943)	(4,560)	(4,823)	(680)	(15)	(420)	(9)
TOTAL STOCKHOLDERS' EQUITY	22,878	23,585	24,201	23,690	23,146	(707)	(3)	(268)	(1)
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$225,270	$223,066	$222,256	$226,733	$224,684	$2,204	1%	$586	—%
Memo: Total tangible common equity	$12,930	$13,630	$14,247	$13,728	$13,197	($700)	(5%)	($267)	(2%)

LOANS AND DEPOSITS
(dollars in millions)

PERIOD-END BALANCES	AS OF					SEPTEMBER 30, 2023 CHANGE
	Sept 30, 2023	June 30, 2023	Mar 31, 2023	Dec 31, 2022	Sept 30, 2022	June 30, 2023		September 30, 2022
						$	%	$	%
LOANS AND LEASES
Commercial and industrial	$46,753	$48,038	$50,450	$51,836	$50,989	($1,285)	(3%)	($4,236)	(8%)
Commercial real estate	29,486	28,947	28,999	28,865	28,681	539	2	805	3
Leases	1,218	1,294	1,417	1,479	1,444	(76)	(6)	(226)	(16)
Total commercial	77,457	78,279	80,866	82,180	81,114	(822)	(1)	(3,657)	(5)
Residential mortgages	30,983	30,769	30,362	29,921	29,548	214	1	1,435	5
Home equity	14,729	14,487	14,135	14,043	13,684	242	2	1,045	8
Automobile	9,290	10,428	11,535	12,292	13,155	(1,138)	(11)	(3,865)	(29)
Education	12,134	12,246	12,634	12,808	13,094	(112)	(1)	(960)	(7)
Other retail	5,153	5,111	5,156	5,418	5,545	42	1	(392)	(7)
Total retail	72,289	73,041	73,822	74,482	75,026	(752)	(1)	(2,737)	(4)
Total loans and leases	$149,746	$151,320	$154,688	$156,662	$156,140	($1,574)	(1%)	($6,394)	(4%)
Loans held for sale, at fair value	749	1,225	855	774	1,048	(476)	(39)	(299)	(29)
Other loans held for sale	99	196	1,000	208	914	(97)	(49)	(815)	(89)
Loans and leases and loans held for sale	$150,594	$152,741	$156,543	$157,644	$158,102	($2,147)	(1%)	($7,508)	(5%)

DEPOSITS
Demand	$38,561	$40,286	$44,326	$49,283	$51,888	($1,725)	(4%)	($13,327)	(26%)
Money market	53,517	52,542	48,905	49,905	49,081	975	2	4,436	9
Checking with interest	33,355	35,028	34,496	39,721	38,040	(1,673)	(5)	(4,685)	(12)
Savings	29,139	29,824	29,789	29,805	29,882	(685)	(2)	(743)	(2)
Term	23,625	19,987	14,678	12,010	9,675	3,638	18	13,950	144
Total deposits	$178,197	$177,667	$172,194	$180,724	$178,566	$530	—%	($369)	—%

AVERAGE BALANCE SHEETS, ANNUALIZED YIELDS AND RATES
(dollars in millions)

	QUARTERLY TRENDS									3Q23 Change
	3Q23			2Q23			3Q22			2Q23			3Q22
	Average Balances	Interest	Rate	Average Balances	Interest	Rate	Average Balances	Interest	Rate	Average Balances	Interest	Rate	Average Balances	Interest	Rate
INTEREST-EARNING ASSETS
Interest-bearing cash and due from banks and deposits in banks	$8,005	$111	5.42%	$7,768	$100	5.10%	$5,203	$36	2.78%	$237	$11	32 bps	$2,802	$75	264 bps
Taxable investment securities	39,271	290	2.95	38,000	267	2.81	38,507	243	2.50	1,271	23	14	764	47	45
Non-taxable investment securities	2	—	2.68	2	—	2.68	3	—	1.88	—	—	—	(1)	—	80
Total investment securities	39,273	290	2.95	38,002	267	2.81	38,510	243	2.50	1,271	23	14	763	47	45
Commercial and industrial	47,658	750	6.17	49,770	765	6.09	52,130	544	4.08	(2,112)	(15)	8	(4,472)	206	209
Commercial real estate	29,353	467	6.23	29,115	445	6.05	28,388	311	4.29	238	22	18	965	156	194
Leases	1,250	12	3.56	1,352	12	3.69	1,529	13	3.35	(102)	—	(13)	(279)	(1)	21
Total commercial	78,261	1,229	6.15	80,237	1,222	6.03	82,047	868	4.14	(1,976)	7	12	(3,786)	361	201
Residential mortgages	30,838	267	3.46	30,566	259	3.38	29,327	240	3.27	272	8	8	1,511	27	19
Home equity	14,589	286	7.77	14,340	264	7.38	13,400	156	4.62	249	22	39	1,189	130	315
Automobile	9,849	103	4.16	10,997	113	4.14	13,540	128	3.74	(1,148)	(10)	2	(3,691)	(25)	42
Education	12,147	156	5.11	12,430	155	5.00	13,081	144	4.37	(283)	1	11	(934)	12	74
Other retail	5,107	125	9.67	5,155	119	9.30	5,484	121	8.71	(48)	6	37	(377)	4	96
Total retail	72,530	937	5.14	73,488	910	4.96	74,832	789	4.19	(958)	27	18	(2,302)	148	95
Total loans and leases	150,791	2,166	5.66	153,725	2,132	5.52	156,879	1,657	4.17	(2,934)	34	14	(6,088)	509	149
Loans held for sale, at fair value	1,204	20	6.72	1,381	20	5.74	1,600	18	4.37	(177)	—	98	(396)	2	235
Other loans held for sale	321	8	9.01	622	12	7.90	1,385	15	4.36	(301)	(4)	111	(1,064)	(7)	465
Total interest-earning assets	199,594	2,595	5.13	201,498	2,531	5.00	203,577	1,969	3.82	(1,904)	64	13	(3,983)	626	131
Noninterest-earning assets	20,568			20,875			21,896			(307)			(1,328)
TOTAL ASSETS	$220,162			$222,373			$225,473			($2,211)			($5,311)
INTEREST-BEARING LIABILITIES
Checking with interest	$33,545	126	1.49	$34,586	110	1.28	$38,297	45	0.46	($1,041)	16	21	($4,752)	$81	103
Money market	52,057	415	3.17	49,665	348	2.81	47,374	77	0.64	2,392	67	36	4,683	338	253
Regular savings	29,516	123	1.65	29,640	108	1.46	28,741	28	0.38	(124)	15	19	775	95	127
Term	21,604	234	4.29	17,180	157	3.68	9,913	26	1.10	4,424	77	61	11,691	208	319
Total interest-bearing deposits	136,722	898	2.60	131,071	723	2.21	124,325	176	0.56	5,651	175	39	12,397	722	204
Short-term borrowed funds	506	8	6.21	1,446	22	5.82	2,043	11	2.09	(940)	(14)	39	(1,537)	(3)	412
FHLB advances	4,023	56	5.54	9,674	123	5.01	9,226	55	2.33	(5,651)	(67)	53	(5,203)	1	321
Senior debt	5,259	56	4.33	5,264	57	4.27	4,633	39	3.37	(5)	(1)	6	626	17	96
Subordinated debt and other debt	3,920	55	4.37	1,857	18	4.37	1,988	23	4.52	2,063	37	—	1,932	32	(15)
Total long-term borrowed funds	13,202	167	4.77	16,795	198	4.70	15,847	117	2.91	(3,593)	(31)	7	(2,645)	50	186
Total borrowed funds	13,708	175	5.07	18,241	220	4.80	17,890	128	2.81	(4,533)	(45)	27	(4,182)	47	226
Total interest-bearing liabilities	150,430	1,073	2.83	149,312	943	2.53	142,215	304	0.85	1,118	130	30	8,215	769	198
Demand deposits	39,728			42,178			53,293			(2,450)			(13,565)
Other noninterest-bearing liabilities	6,813			6,580			5,705			233			1,108
TOTAL LIABILITIES	196,971			198,070			201,213			(1,099)			(4,242)
STOCKHOLDERS' EQUITY	23,191			24,303			24,260			(1,112)			(1,069)
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$220,162			$222,373			$225,473			($2,211)			($5,311)
INTEREST RATE SPREAD			2.30%			2.47%			2.97%			(17)			(67)
NET INTEREST MARGIN AND NET INTEREST INCOME		$1,522	3.03%		$1,588	3.16%		$1,665	3.24%		($66)	(13)		($143)	(21)
NET INTEREST MARGIN AND NET INTEREST INCOME, FTE[1]		$1,526	3.03%		$1,593	3.17%		$1,668	3.25%		($67)	(14)		($142)	(22)
Memo: Total deposits (interest-bearing and demand)	$176,450	$898	2.02%	$173,249	$723	1.68%	$177,618	$176	0.39%	$3,201	$175	34 bps	($1,168)	$722	163 bps

1Net interest income and net interest margin is presented on a fully taxable-equivalent ("FTE") basis using the federal statutory tax rate of 21%. The FTE impact is predominantly attributable to commercial loans for the periods presented.

AVERAGE BALANCE SHEETS, ANNUALIZED YIELDS AND RATES
(dollars in millions)

	FOR THE NINE MONTHS ENDED SEPTEMBER 30,						2023 Change
	2023			2022			2022
	Average Balances	Interest	Rate	Average Balances	Interest	Rate	Average Balances	Interest	Rate
INTEREST-EARNING ASSETS
Interest-bearing cash and due from banks and deposits in banks	$7,232	$280	5.10%	$5,952	$53	1.19%	$1,280	$227	391	bps
Taxable investment securities	38,742	823	2.83	34,584	582	2.24	4,158	241	59
Non-taxable investment securities	2	—	2.68	3	—	2.31	(1)	—	37
Total investment securities	38,744	823	2.83	34,587	582	2.24	4,157	241	59
Commercial and industrial	49,791	2,250	5.96	49,224	1,290	3.45	567	960	251
Commercial real estate	29,122	1,328	6.01	23,401	644	3.63	5,721	684	238
Leases	1,345	36	3.52	1,555	34	2.92	(210)	2	60
Total commercial	80,258	3,614	5.94	74,180	1,968	3.50	6,078	1,646	244
Residential mortgages	30,496	776	3.39	27,113	630	3.10	3,383	146	29
Home equity	14,336	790	7.37	12,783	351	3.67	1,553	439	370
Automobile	10,920	335	4.11	14,078	382	3.63	(3,158)	(47)	48
Education	12,455	465	5.00	13,086	412	4.21	(631)	53	79
Other retail	5,184	365	9.41	5,490	332	8.08	(306)	33	133
Total retail	73,391	2,731	4.97	72,550	2,107	3.88	841	624	109
Total loans and leases	153,649	6,345	5.48	146,730	4,075	3.69	6,919	2,270	179
Loans held for sale, at fair value	1,199	55	6.10	1,965	51	3.46	(766)	4	264
Other loans held for sale	380	25	8.57	1,401	47	4.44	(1,021)	(22)	413
Total interest-earning assets	201,204	7,528	4.96	190,635	4,808	3.35	10,569	2,720	161
Noninterest-earning assets	20,535			21,087			(552)
TOTAL ASSETS	$221,739			$211,722			$10,017
INTEREST-BEARING LIABILITIES
Checking with interest	$34,693	333	1.28	$35,849	65	0.24	($1,156)	268	104
Money market	50,562	1,050	2.78	47,797	112	0.31	2,765	938	247
Regular savings	29,539	310	1.40	26,763	42	0.21	2,776	268	119
Term	17,240	478	3.70	7,303	36	0.67	9,937	442	303
Total interest-bearing deposits	132,034	2,171	2.20	117,712	255	0.29	14,322	1,916	191
Short-term borrowed funds	831	36	5.71	2,030	21	1.37	(1,199)	15	434
FHLB advances	7,997	300	4.96	4,595	67	1.91	3,402	233	305
Senior debt	5,375	174	4.33	4,373	89	2.73	1,002	85	160
Subordinated debt and other debt	2,537	94	4.37	1,780	59	4.38	757	35	(1)
Total long-term borrowed funds	15,909	568	4.66	10,748	215	2.65	5,161	353	201
Total borrowed funds	16,740	604	4.79	12,778	236	2.45	3,962	368	234
Total interest-bearing liabilities	148,774	2,775	2.49	130,490	491	0.50	18,284	2,284	199
Demand deposits	42,657			52,058			(9,401)
Other noninterest-bearing liabilities	6,573			5,285			1,288
TOTAL LIABILITIES	198,004			187,833			10,171
STOCKHOLDERS' EQUITY	23,735			23,889			(154)
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$221,739			$211,722			$10,017
INTEREST RATE SPREAD			2.47%			2.85%			(38)
NET INTEREST MARGIN AND NET INTEREST INCOME		$4,753	3.16%		$4,317	3.03%		$436	13
NET INTEREST MARGIN AND NET INTEREST INCOME, FTE[1]		$4,766	3.17%		$4,324	3.03%		$442	14
Memo: Total deposits (interest-bearing and demand)	$174,691	$2,171	1.66%	$169,770	$255	0.20%	$4,921	$1,916	146	bps
1Net interest income and net interest margin is presented on a fully taxable-equivalent ("FTE") basis using the federal statutory tax rate of 21%. The FTE impact is predominantly attributable to commercial loans for the periods presented.

MORTGAGE BANKING FEES SUMMARY
(dollars in millions)

QUARTERLY TRENDS	FOR THE NINE MONTHS ENDED SEPTEMBER 30,
3Q23 Change	2023 Change
3Q23	2Q23	1Q23	4Q22	3Q22	2Q23	3Q22	2023	2022	2022
$/bps	%	$/bps	%	$/bps	%
MORTGAGE BANKING FEES
Production revenue	$19	$23	$18	$12	$19	($4)	(17%)	$—	—%	$60	$72	($12)	(17%)
Mortgage servicing revenue	35	34	37	40	40	1	3	(5)	(13)	106	107	(1)	(1)
MSR valuation changes, net of hedge impact	15	2	2	2	7	13	NM	8	114	19	28	(9)	(32)
Total mortgage banking fees	$69	$59	$57	$54	$66	$10	17%	$3	5%	$185	$207	($22)	(11%)

Pull-through adjusted locks	$2,397	$2,870	$2,078	$1,665	$2,979	($473)	(16%)	($582)	(20%)	$7,345	$11,748	($4,403)	(37%)

Production revenue as a percentage of Pull-through adjusted locks	0.79%	0.79%	0.90%	0.72%	0.64%	—	bps	15	bps	0.82%	0.61%	20	bps

RESIDENTIAL REAL ESTATE ORIGINATIONS
Retail	$1,146	$1,260	$1,011	$1,103	$1,799	($114)	(9%)	($653)	(36%)	$3,417	$7,848	($4,431)	(56%)
Third Party	2,285	2,350	1,333	1,652	2,642	(65)	(3)	(357)	(14)	5,968	10,367	(4,399)	(42)
Total	$3,431	$3,610	$2,344	$2,755	$4,441	($179)	(5%)	(1,010)	(23%)	$9,385	$18,215	($8,830)	(48%)

Originated for sale	$2,815	$2,874	$1,651	$2,044	$3,212	($59)	(2%)	($397)	(12%)	$7,340	$13,029	($5,689)	(44%)
Originated for investment	616	736	693	711	1,229	(120)	(16)	(613)	(50)	2,045	5,186	(3,141)	(61)
Total	$3,431	$3,610	$2,344	$2,755	$4,441	($179)	(5%)	($1,010)	(23%)	$9,385	$18,215	($8,830)	(48%)

MORTGAGE SERVICING INFORMATION (UPB)
Loans serviced for others	$97,603	$96,591	$96,346	$96,698	$96,415	$1,012	1%	$1,188	1%	$97,603	$96,415	$1,188	1%
Owned loans serviced	31,436	31,636	30,827	30,135	30,081	(200)	(1)	1,355	5	31,436	30,081	1,355	5
Total	$129,039	$128,227	$127,173	$126,833	$126,496	$812	1%	$2,543	2%	$129,039	$126,496	$2,543	2%

MSR at fair value	$1,620	$1,524	$1,496	$1,530	$1,524	$96	6%	$96	6%	$1,620	$1,524	$96	6%

SEGMENT FINANCIAL HIGHLIGHTS - CONSUMER BANKING
(dollars in millions)

	QUARTERLY TRENDS											FOR THE NINE MONTHS ENDED SEPTEMBER 30,
CONSUMER BANKING[1]						3Q23 Change								2023 Change
	3Q23	2Q23	1Q23	4Q22	3Q22	2Q23			3Q22			2023	2022	2022
						$/bps		%	$/bps		%			$/bps		%
Net interest income	$1,067	$1,023	$1,011	$1,014	$989	$44		4%	$78		8%	$3,101	$2,635	$466		18%
Noninterest income	278	268	256	256	270	10		4	8		3	802	807	(5)		(1)
Total revenue	1,345	1,291	1,267	1,270	1,259	54		4	86		7	3,903	3,442	461		13
Noninterest expense	905	875	857	831	828	30		3	77		9	2,637	2,424	213		9
Profit before provision (benefit) for credit losses	440	416	410	439	431	24		6	9		2	1,266	1,018	248		24
Net charge-offs	67	68	63	57	47	(1)		(1)	20		43	198	117	81		69
Income before income tax expense	373	348	347	382	384	25		7	(11)		(3)	1,068	901	167		19
Income tax expense	97	91	90	98	98	6		7	(1)		(1)	278	230	48		21
Net income	$276	$257	$257	$284	$286	$19		7%	($10)		(3%)	$790	$671	$119		18%
AVERAGE BALANCES
Total assets	$72,964	$72,583	$71,872	$71,688	$71,631	$381		1%	$1,333		2%	$72,477	$66,793	$5,684		9%
Total loans and leases[2]	66,641	66,289	65,570	65,619	65,513	352		1	1,128		2	66,171	61,480	4,691		8
Deposits	117,979	115,847	115,578	117,164	117,448	2,132		2	531		—	116,477	113,578	2,899		3
Interest-earning assets	67,273	66,933	66,251	66,338	66,263	340		1	1,010		2	66,823	62,262	4,561		7
KEY METRICS
Net interest margin	6.28%	6.12%	6.20%	6.07%	5.93%	16	bps		35	bps		6.20%	5.66%	54	bps
Efficiency ratio	67.18	67.74	67.70	65.39	65.84	(56)	bps		134	bps		67.54	70.43	(289)	bps
Loan-to-deposit ratio (period-end balances)	55.81	55.35	56.37	54.91	54.77	46	bps		104	bps		55.81	54.77	104	bps
Loan-to-deposit ratio (average balances)	55.71	56.44	56.25	55.14	54.42	(73)	bps		129	bps		56.13	52.49	364	bps
Return on average total tangible assets	1.51	1.43	1.46	1.59	1.59	8	bps		(8)	bps		1.47	1.35	12	bps
1 During the third quarter of 2023, the Company’s indirect auto and certain purchased consumer loan portfolios were transferred from Consumer Banking into a new Non-Core segment. In addition, the Company revised its funds transfer pricing ("FTP") methodology relative to the funding of Non-Core assets, with the FTP charge based on a marginal high-cost funding waterfall approach. Prior period results have been revised to conform to the new segment presentation.
2 Includes loans held for sale.

SEGMENT FINANCIAL HIGHLIGHTS - COMMERCIAL BANKING
(dollars in millions)

	QUARTERLY TRENDS											FOR THE NINE MONTHS ENDED SEPTEMBER 30,
COMMERCIAL BANKING						3Q23 Change								2023 Change
	3Q23	2Q23	1Q23	4Q22	3Q22	2Q23			3Q22			2023	2022	2022
						$/bps		%	$/bps		%			$/bps		%
Net interest income	$560	$584	$597	$595	$558	($24)		(4%)	$2		—%	$1,741	$1,508	$233		15%
Noninterest income	180	207	201	198	213	(27)		(13)	(33)		(15)	588	647	(59)		(9)
Total revenue	740	791	798	793	771	(51)		(6)	(31)		(4)	2,329	2,155	174		8
Noninterest expense	325	315	331	318	325	10		3	—		—	971	905	66		7
Profit before provision (benefit) for credit losses	415	476	467	475	446	(61)		(13)	(31)		(7)	1,358	1,250	108		9
Net charge-offs	67	71	47	12	12	(4)		(6)	55		NM	185	34	151		NM
Income before income tax expense	348	405	420	463	434	(57)		(14)	(86)		(20)	1,173	1,216	(43)		(4)
Income tax expense	88	100	101	105	100	(12)		(12)	(12)		(12)	289	270	19		7
Net income	$260	$305	$319	$358	$334	($45)		(15%)	($74)		(22%)	$884	$946	($62)		(7%)
AVERAGE BALANCES
Total assets	$74,997	$77,546	$78,891	$79,591	$80,067	($2,549)		(3%)	($5,070)		(6%)	$77,130	$73,344	$3,786		5%
Total loans and leases[1]	71,898	74,295	75,734	75,773	75,767	(2,397)		(3)	(3,869)		(5)	73,961	69,381	4,580		7
Deposits	47,221	45,494	48,966	52,303	51,095	1,727		4	(3,874)		(8)	47,221	49,087	(1,866)		(4)
Interest-earning assets	72,275	74,687	76,130	76,097	76,025	(2,412)		(3)	(3,750)		(5)	74,350	69,651	4,699		7
KEY METRICS
Net interest margin	3.07%	3.13%	3.18%	3.10%	2.91%	(6)	bps		16	bps		3.13%	2.90%	23	bps
Efficiency ratio	43.93	39.76	41.47	40.18	42.07	417	bps		186	bps		41.67	41.98	(31)	bps
Loan-to-deposit ratio (period-end balances)	145.77	150.41	162.54	141.44	141.72	(464)	bps		405	bps		145.77	141.72	405	bps
Loan-to-deposit ratio (average balances)	150.96	160.89	153.33	143.49	145.57	(993)	bps		539	bps		154.96	138.27	1,669	bps
Return on average total tangible assets	1.39	1.59	1.66	1.80	1.67	(20)	bps		(28)	bps		1.55	1.74	(19)	bps
1 Includes loans held for sale.

SEGMENT FINANCIAL HIGHLIGHTS - NON-CORE
(dollars in millions)

	QUARTERLY TRENDS											FOR THE NINE MONTHS ENDED SEPTEMBER 30,
NON-CORE[1]						3Q23 Change								2023 Change
	3Q23	2Q23	1Q23	4Q22	3Q22	2Q23			3Q22			2023	2022	2022
						$/bps		%	$/bps		%			$/bps		%
Net interest income	($41)	($28)	($15)	$19	$70	($13)		(46%)	($111)		NM	($84)	$359	($443)		NM
Noninterest income	—	—	—	—	—	—		—	—		—	—	—	—		—
Total revenue	(41)	(28)	(15)	19	70	(13)		(46)	(111)		NM	(84)	359	(443)		NM
Noninterest expense	30	33	32	31	36	(3)		(9)	(6)		(17)	95	105	(10)		(10)
Profit (loss) before provision (benefit) for credit losses	(71)	(61)	(47)	(12)	34	(10)		(16)	(105)		NM	(179)	254	(433)		NM
Net charge offs	20	13	21	19	14	7		54	6		43	54	33	21		64
Income (loss) before income tax expense (benefit)	(91)	(74)	(68)	(31)	20	(17)		(23)	(111)		NM	(233)	221	(454)		NM
Income tax expense (benefit)	(24)	(19)	(18)	(8)	4	(5)		(26)	(28)		NM	(61)	56	(117)		NM
Net income (loss)	($67)	($55)	($50)	($23)	$16	($12)		(22%)	($83)		NM	($172)	$165	($337)		NM
AVERAGE BALANCES
Total assets	$13,113	$14,456	$15,686	$16,752	$17,929	($1,343)		(9%)	($4,816)		(27%)	$14,409	$18,582	($4,173)		(22%)
Total loans and leases[2]	13,010	14,395	15,620	16,683	17,859	(1,385)		(10)	(4,849)		(27)	14,332	18,508	(4,176)		(23)
Interest-earning assets	13,010	14,395	15,620	16,683	17,859	(1,385)		(10)	(4,849)		(27)	14,332	18,508	(4,176)		(23)
KEY METRICS
Net interest margin	(1.24)%	(0.77)%	(0.40)%	0.47%	1.55%	(47)	bps		(279)	bps		(0.78)%	2.59%	(337)	bps
Return on average total tangible assets	(2.03)	(1.53)	(1.30)	(0.54)	0.34	(50)	bps		(237)	bps		(1.60)	1.19	(279)	bps
1 During the third quarter of 2023, the Company’s indirect auto and certain purchased consumer loan portfolios were transferred from Consumer Banking into a new Non-Core segment. In addition, the Company revised its funds transfer pricing ("FTP") methodology relative to the funding of Non-Core assets, with the FTP charge based on a marginal high-cost funding waterfall approach. Prior period results have been revised to conform to the new segment presentation.
2 Includes loans held for sale.

SEGMENT FINANCIAL HIGHLIGHTS - OTHER
(dollars in millions)

	QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPTEMBER 30,
OTHER[1,2]						3Q23 Change						2023 Change
	3Q23	2Q23	1Q23	4Q22	3Q22	2Q23		3Q22		2023	2022	2022
						$	%	$	%			$	%
Net interest income	($64)	$9	$50	$67	$48	($73)	NM	($112)	NM	($5)	($185)	$180	97%
Noninterest income	34	31	28	51	29	3	10	5	17	93	50	43	86
Total revenue	(30)	40	78	118	77	(70)	NM	(107)	NM	88	(135)	223	NM
Noninterest expense	33	83	76	60	52	(50)	(60)	(19)	(37)	192	218	(26)	(12)
Profit (loss) before provision (benefit) for credit losses	(63)	(43)	2	58	25	(20)	(47)	(88)	NM	(104)	(353)	249	71
Provision (benefit) for credit losses	18	24	37	44	50	(6)	(25)	(32)	(64)	79	158	(79)	(50)
Income (loss) before income tax expense (benefit)	(81)	(67)	(35)	14	(25)	(14)	(21)	(56)	(224)	(183)	(511)	328	64
Income tax expense (benefit)	(42)	(38)	(20)	(20)	(25)	(4)	(11)	(17)	(68)	(100)	(149)	49	33
Net income (loss)	($39)	($29)	($15)	$34	$—	($10)	(34%)	($39)	(100)	($83)	($362)	$279	77
AVERAGE BALANCES
Total assets	$59,088	$57,788	$56,262	$56,939	$55,846	$1,300	2%	$3,242	6%	$57,723	$53,003	$4,720	9%
Total loans and leases[3]	766	748	773	760	725	18	2	41	6	763	727	36	5
Deposits	11,250	11,908	9,806	9,577	9,075	(658)	(6)	2,175	24	10,993	7,105	3,888	55
Interest-earning assets	47,035	45,482	44,550	45,405	43,428	1,553	3	3,607	8	45,698	40,214	5,484	14
1 Includes assets, liabilities, capital, revenues, provision for credit losses, expenses and income tax expense not attributed to our Consumer Banking, Commercial Banking, or Non-Core segments as well as treasury and community development.
2 During the third quarter of 2023, the Company’s indirect auto and certain purchased consumer loan portfolios were transferred from Consumer Banking into a new Non-Core segment. In addition, the Company revised its funds transfer pricing ("FTP") methodology relative to the funding of Non-Core assets, with the FTP charge based on a marginal high-cost funding waterfall approach. Prior period results have been revised to conform to the new segment presentation.
3 Includes loans held for sale.

CREDIT-RELATED INFORMATION
(dollars in millions)

	AS OF					SEPTEMBER 30, 2023 CHANGE
	Sept 30, 2023	June 30, 2023	Mar 31, 2023	Dec 31, 2022	Sept 30, 2022	June 30, 2023			September 30, 2022
						$/bps/%		%	$/bps/%		%
NONACCRUAL LOANS AND LEASES
Commercial and industrial	$242	$280	$297	$249	$234	($38)		(14%)	$8		3%
Commercial real estate	470	352	140	103	37	118		34	433		NM
Leases	3	3	—	—	—	—		—	3		100
Total commercial	715	635	437	352	271	80		13	444		164
Residential mortgages[1]	190	201	216	234	236	(11)		(5)	(46)		(19)
Home equity	268	251	240	241	235	17		7	33		14
Automobile	62	51	50	56	52	11		22	10		19
Education	23	22	23	33	33	1		5	(10)		(30)
Other retail	38	31	30	28	25	7		23	13		52
Total retail	581	556	559	592	581	25		4	—		—
Nonaccrual loans and leases	1,296	1,191	996	944	852	105		9	444		52
Repossessed assets	15	11	14	16	16	4		36	(1)		(6)
Nonaccrual loans and leases and repossessed assets	$1,311	$1,202	$1,010	$960	$868	$109		9%	$443		51%
NONACCRUAL LOANS AND LEASES BY PRODUCT[2]
Commercial	$715	$635	$437	$352	$271	$80		13%	$444		164%
Retail	596	567	573	608	597	29		5	(1)		—
Total nonaccrual loans and leases	$1,311	$1,202	$1,010	$960	$868	$109		9%	$443		51%
ASSET QUALITY RATIOS
Allowance for loan and lease losses to loans and leases	1.39%	1.35%	1.30%	1.27%	1.27%	4	bps		12	bps
Allowance for credit losses to loans and leases	1.55	1.52	1.47	1.43	1.41	3			14
Allowance for loan and lease losses to nonaccrual loans and leases	160	172	203	210	232	(12%)			(72%)
Allowance for credit losses to nonaccrual loans and leases	179	193	229	237	258	(14%)			(79%)
Nonaccrual loans and leases to loans and leases	0.87	0.79	0.64	0.60	0.55	8	bps		32	bps
1Loans fully or partially guaranteed by the FHA, VA and USDA are classified as accruing.
2Nonaccrual loans and leases by product includes repossessed assets.

CREDIT-RELATED INFORMATION, CONTINUED
(dollars in millions)

	AS OF					SEPTEMBER 30, 2023 CHANGE
	Sept 30, 2023	June 30, 2023	Mar 31, 2023	Dec 31, 2022	Sept 30, 2022	June 30, 2023		September 30, 2022
						$/bps	%	$/bps	%
LOANS AND LEASES 90 DAYS OR MORE PAST DUE AND ACCRUING
Commercial and industrial	$4	$2	$21	$21	$13	$2	100%	($9)	(69%)
Commercial real estate	3	—	63	1	2	3	100	1	50
Leases	—	—	—	—	—	—	—	—	—
Total commercial	7	2	84	22	15	5	250	(8)	(53)
Residential mortgages[1]	217	257	314	319	425	(40)	(16)	(208)	(49)
Home equity	—	—	—	—	—	—	—	—	—
Automobile	—	—	—	—	—	—	—	—	—
Education	3	3	3	4	4	—	—	(1)	(25)
Other retail	21	20	23	22	18	1	5	3	17
Total retail	241	280	340	345	447	(39)	(14)	(206)	(46)
Total loans and leases	$248	$282	$424	$367	$462	($34)	(12%)	($214)	(46%)

1 90+ days past due and accruing includes $216 million, $256 million, $309 million, $316 million, and $425 million of loans fully or partially guaranteed by the FHA, VA, and USDA for September 30, 2023, June 30, 2023, March 31, 2023, December 31, 2022 and September 30, 2022, respectively.

CREDIT-RELATED INFORMATION, CONTINUED
(dollars in millions)

	QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPTEMBER 30,
						3Q23 Change						2023 Change
	3Q23	2Q23	1Q23	4Q22	3Q22	2Q23		3Q22		2023	2022	2022
						$	%	$	%			$	%
CHARGE-OFFS, RECOVERIES AND RELATED RATIOS
GROSS CHARGE-OFFS
Commercial and industrial	$25	$17	$55	$21	$20	$8	47%	$5	25	$97	$47	$50	106%
Commercial real estate	49	62	4	—	2	(13)	(21)	47	NM	115	2	113	NM
Leases	—	—	—	—	—	—	—	—	—	—	—	—	—
Total commercial	74	79	59	21	22	(5)	(6)	52	236	212	49	163	NM
Residential mortgages	1	1	1	1	1	—	—	—	—	3	4	(1)	(25)
Home equity	3	3	2	2	3	—	—	—	—	8	7	1	14
Automobile	28	24	30	27	24	4	17	4	17	82	66	16	24
Education	27	26	23	24	18	1	4	9	50	76	54	22	41
Other retail	58	56	56	51	48	2	4	10	21	170	128	42	33
Total retail	117	110	112	105	94	7	6	23	24	339	259	80	31
Total gross charge-offs	$191	$189	$171	$126	$116	$2	1%	$75	65%	$551	$308	$243	79%
GROSS RECOVERIES
Commercial and industrial	$3	$2	$3	$5	$6	$1	50%	($3)	(50%)	$8	$12	($4)	(33%)
Commercial real estate	1	—	1	—	1	1	100	—	—	2	1	1	100
Leases	—	1	3	—	—	(1)	(100)	—	—	4	—	4	100
Total commercial	4	3	7	5	7	1	33	(3)	(43)	14	13	1	8
Residential mortgages	2	1	—	1	1	1	100	1	100	3	5	(2)	(40)
Home equity	6	6	5	6	9	—	—	(3)	(33)	17	31	(14)	(45)
Automobile	13	16	15	14	13	(3)	(19)	—	—	44	43	1	2
Education	5	4	5	5	5	1	25	—	—	14	14	—	—
Other retail	8	7	6	7	7	1	14	1	14	21	20	1	5
Total retail	34	34	31	33	35	—	—	(1)	(3)	99	113	(14)	(12)
Total gross recoveries	$38	$37	$38	$38	$42	$1	3%	($4)	(10%)	$113	$126	($13)	(10%)
NET CHARGE-OFFS (RECOVERIES)
Commercial and industrial	$22	$15	$52	$16	$14	$7	47%	$8	57	$89	$35	$54	154
Commercial real estate	48	62	3	—	1	(14)	(23)	47	NM	113	1	112	NM
Leases	—	(1)	(3)	—	—	1	100	—	—	(4)	—	(4)	—
Total commercial	70	76	52	16	15	(6)	(8)	55	NM	198	36	162	NM
Residential mortgages	(1)	—	1	—	—	(1)	(100)	(1)	(100)	—	(1)	1	100
Home equity	(3)	(3)	(3)	(4)	(6)	—	—	3	50	(9)	(24)	15	63
Automobile	15	8	15	13	11	7	88	4	36	38	23	15	65
Education	22	22	18	19	13	—	—	9	69	62	40	22	55
Other retail	50	49	50	44	41	1	2	9	22	149	108	41	38
Total retail	83	76	81	72	59	7	9	24	41	240	146	94	64
Total net charge-offs	$153	$152	$133	$88	$74	$1	1%	$79	107%	$438	$182	$256	141%

CREDIT-RELATED INFORMATION, CONTINUED
(dollars in millions)

	QUARTERLY TRENDS											FOR THE NINE MONTHS ENDED SEPTEMBER 30,
						3Q23 Change								2023 Change
	3Q23	2Q23	1Q23	4Q22	3Q22	2Q23			3Q22			2023	2022	2022
						$/bps		%	$/bps		%			$/bps		%
ANNUALIZED NET CHARGE-OFF (RECOVERY) RATES
Commercial and industrial	0.18%	0.12%	0.40%	0.12%	0.11%	6	bps		7	bps		0.24%	0.10%	14	bps
Commercial real estate	0.65	0.86	0.05	—	0.01	(21)			64			0.52	—	52
Leases	—	(0.22)	(0.85)	(0.06)	(0.11)	22			11			(0.37)	(0.02)	(35)
Total commercial	0.35	0.38	0.26	0.07	0.07	(3)			28			0.33	0.07	26
Residential mortgages	(0.02)	—	0.01	—	0.01	(2)			(3)			—	—	—
Home equity	(0.08)	(0.08)	(0.07)	(0.12)	(0.17)	—			9			(0.08)	(0.25)	17
Automobile	0.60	0.30	0.51	0.42	0.31	30			29			0.47	0.22	25
Education	0.72	0.68	0.57	0.59	0.38	4			34			0.66	0.40	26
Other retail	3.95	3.84	3.81	3.21	3.02	11			93			3.87	2.63	124
Total retail	0.46	0.41	0.44	0.39	0.32	5			14			0.44	0.27	17
Total loans and leases	0.40%	0.40%	0.34%	0.22%	0.19%	—	bps		21	bps		0.38%	0.17%	21	bps
Memo: Average loans
Commercial and industrial	$47,658	$49,770	$51,993	$52,311	$52,130	($2,112)		(4%)	($4,472)		(9%)	$49,791	$49,224	$567		1%
Commercial real estate	29,353	29,115	28,892	28,735	28,388	238		1	965		3	29,122	23,401	5,721		24
Leases	1,250	1,352	1,436	1,422	1,529	(102)		(8)	(279)		(18)	1,345	1,555	(210)		(14)
Total commercial	78,261	80,237	82,321	82,468	82,047	(1,976)		(2)	(3,786)		(5)	80,258	74,180	6,078		8
Residential mortgages	30,838	30,566	30,075	29,677	29,327	272		1	1,511		5	30,496	27,113	3,383		12
Home equity	14,589	14,340	14,073	13,869	13,400	249		2	1,189		9	14,336	12,783	1,553		12
Automobile	9,849	10,997	11,937	12,692	13,540	(1,148)		(10)	(3,691)		(27)	10,920	14,078	(3,158)		(22)
Education	12,147	12,430	12,796	12,929	13,081	(283)		(2)	(934)		(7)	12,455	13,086	(631)		(5)
Other retail	5,107	5,155	5,290	5,464	5,484	(48)		(1)	(377)		(7)	5,184	5,490	(306)		(6)
Total retail	72,530	73,488	74,171	74,631	74,832	(958)		(1)	(2,302)		(3)	73,391	72,550	841		1
Total loans and leases	$150,791	$153,725	$156,492	$157,099	$156,879	($2,934)		(2%)	($6,088)		(4%)	$153,649	$146,730	$6,919		5%

CREDIT-RELATED INFORMATION, CONTINUED
(dollars in millions)

	QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPTEMBER 30,
						3Q23 Change						2023 Change
	3Q23	2Q23	1Q23	4Q22	3Q22	2Q23		3Q22		2023	2022	2022
						$	%	$	%			$	%
SUMMARY OF CHANGES IN THE COMPONENTS OF THE ALLOWANCE FOR CREDIT LOSSES
Allowance for loan and lease losses - beginning	$2,044	$2,017	$1,983	$1,980	$1,964	$27	1%	$80	4%	$1,983	$1,758	$225	13%
Allowance on PCD loans and leases at acquisition:
Commercial	—	—	—	—	—	—	—	—	—	—	99	(99)	(100)
Retail	—	—	—	—	—	—	—	—	—	—	2	(2)	(100)
Total Allowance on PCD loans and leases at acquisition	—	—	—	—	—	—	—	—	—	—	101	(101)	(100)
Charge-offs:
Commercial	74	79	59	21	22	(5)	(6)	52	236	212	49	163	NM
Retail	117	110	112	105	94	7	6	23	24	339	259	80	31
Total charge-offs	191	189	171	126	116	2	1	75	65	551	308	243	79
Recoveries:
Commercial	4	3	7	5	7	1	33	(3)	(43)	14	13	1	8
Retail	34	34	31	33	35	—	—	(1)	(3)	99	113	(14)	(12)
Total recoveries	38	37	38	38	42	1	3	(4)	(10)	113	126	(13)	(10)
Net charge-offs	153	152	133	88	74	1	1	79	107	438	182	256	141
Provision (benefit) for loan and lease losses:
Commercial	146	122	103	46	58	24	20	88	152	371	146	225	154
Retail	43	57	64	45	32	(14)	(25)	11	34	164	157	7	4
Total provision (benefit) for loan and lease losses	189	179	167	91	90	10	6	99	110	535	303	232	77
Allowance for loan and lease losses - ending	$2,080	$2,044	$2,017	$1,983	$1,980	$36	2%	$100	5%	$2,080	$1,980	$100	5%

Allowance for unfunded lending commitments - beginning	$255	$258	$257	$216	$183	($3)	(1%)	$72	39%	$257	$176	$81	46%
Allowance on PCD unfunded lending commitments at acquisition	—	—	—	—	—	—	—%	—	—	—	1	(1)	(100)
Provision (benefit) for unfunded lending commitments	(17)	(3)	1	41	33	(14)	NM	(50)	NM	(19)	39	(58)	NM
Allowance for unfunded lending commitments - ending	$238	$255	$258	$257	$216	($17)	(7%)	$22	10	$238	$216	$22	10
Total allowance for credit losses - ending	$2,318	$2,299	$2,275	$2,240	$2,196	$19	1%	$122	6%	$2,318	$2,196	$122	6%

Memo: Total allowance for credit losses by product
Commercial	$1,425	$1,370	$1,326	$1,267	$1,202	$55	4%	$223	19%	$1,425	$1,202	$223	19%
Retail	893	929	949	973	994	(36)	(4)	(101)	(10)	893	994	(101)	(10)
Total allowance for credit losses	$2,318	$2,299	$2,275	$2,240	$2,196	$19	1%	$122	6%	$2,318	$2,196	$122	6%

CAPITAL AND RATIOS
(dollars in millions)

	AS OF									FOR THE NINE MONTHS ENDED SEPTEMBER 30,
						SEPTEMBER 30, 2023 CHANGE						2023 Change
	Sept 30, 2023	June 30, 2023	Mar 31, 2023	Dec 31, 2022	Sept 30, 2022	June 30, 2023		September 30, 2022		2023	2022	2022
						$	%	$	%			$	%
CAPITAL RATIOS AND COMPONENTS (PRELIMINARY)
CET1 capital	$18,360	$18,381	$18,370	$18,574	$18,304	($21)	—%	$56	—%
Tier 1 capital	20,374	20,395	20,384	20,588	20,318	(21)	—	56	—
Total capital	23,682	23,748	23,720	23,755	23,516	(66)	—	166	1
Risk-weighted assets	176,407	179,034	183,246	185,224	187,201	(2,627)	(1)	(10,794)	(6)
Adjusted average assets[1]	215,877	217,264	217,998	220,779	220,076	(1,387)	(1)	(4,199)	(2)
CET1 capital ratio	10.4%	10.3%	10.0%	10.0%	9.8%
Tier 1 capital ratio	11.5	11.4	11.1	11.1	10.9
Total capital ratio	13.4	13.3	12.9	12.8	12.6
Tier 1 leverage ratio	9.4	9.4	9.4	9.3	9.2
TANGIBLE COMMON EQUITY (PERIOD-END)
Common stockholders' equity	$20,864	$21,571	$22,187	$21,676	$21,132	($707)	(3%)	($268)	(1%)	$20,864	$21,132	($268)	(1%)
Less: Goodwill	8,188	8,188	8,177	8,173	8,160	—	—	28	—	8,188	8,160	28	—
Less: Other intangible assets	167	175	185	197	199	(8)	(5)	(32)	(16)	167	199	(32)	(16)
Add: Deferred tax liabilities[2]	421	422	422	422	424	(1)	—	(3)	(1)	421	424	(3)	(1)
Total tangible common equity	$12,930	$13,630	$14,247	$13,728	$13,197	($700)	(5%)	($267)	(2%)	$12,930	$13,197	($267)	(2%)
TANGIBLE COMMON EQUITY (AVERAGE)
Common stockholders' equity	$21,177	$22,289	$21,702	$21,276	$22,246	($1,112)	(5%)	($1,069)	(5%)	$21,721	$21,875	($154)	(1%)
Less: Goodwill	8,188	8,182	8,177	8,171	8,131	6	—	57	1	8,182	7,771	411	5
Less: Other intangible assets	173	181	192	199	228	(8)	(4)	(55)	(24)	182	174	8	5
Add: Deferred tax liabilities[2]	422	422	422	424	424	—	—	(2)	—	422	408	14	3
Total tangible common equity	$13,238	$14,348	$13,755	$13,330	$14,311	($1,110)	(8%)	($1,073)	(7%)	$13,779	$14,338	($559)	(4%)
INTANGIBLE ASSETS (PERIOD-END)
Goodwill	$8,188	$8,188	$8,177	$8,173	$8,160	$—	—%	$28	—%	$8,188	$8,160	$28	—%
Other intangible assets	167	175	185	197	199	(8)	(5)	(32)	(16)	167	199	(32)	(16)
Total intangible assets	$8,355	$8,363	$8,362	$8,370	$8,359	($8)	—%	($4)	—%	$8,355	$8,359	($4)	—%

1Adjusted average assets include quarterly average assets, less deductions for disallowed goodwill and other intangible assets, net of deferred taxes, and the accumulated other comprehensive income impact related to the adoption of post-retirement benefit plan guidance under GAAP.
2Deferred tax liabilities relate to tax-deductible goodwill and other intangible assets.

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS
(dollars in millions, except per share data)

Non-GAAP Financial Measures
This document contains non-GAAP financial measures denoted as Underlying. Underlying results for any given reporting period exclude certain items that may occur in that period which management does not consider indicative of the Company’s on-going financial performance. We believe these non-GAAP financial measures provide useful information to investors because they are used by our management to evaluate our operating performance and make day-to-day operating decisions. In addition, we believe our Underlying results in any given reporting period reflect our on-going financial performance in that period and, accordingly, are useful to consider in addition to our GAAP financial results. The following tables present reconciliations of our non-GAAP measures to the most directly comparable GAAP financial measures.

Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Accordingly, our non-GAAP financial measures may not be comparable to similar measures used by such companies. We caution investors not to place undue reliance on such non-GAAP financial measures, but to consider them with the most directly comparable GAAP measures. Non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as a substitute for our results reported under GAAP.

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED (dollars in millions, except per share data)

		QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPTEMBER 30,
							3Q23 Change						2023 Change
		3Q23	2Q23	1Q23	4Q22	3Q22	2Q23		3Q22		2023	2022	2022
							$	%	$	%			$	%
Noninterest income, Underlying:
Noninterest income (GAAP)	A	$492	$506	$485	$505	$512	($14)	(3%)	($20)	(4%)	$1,483	$1,504	($21)	(1%)
Less: Notable items		—	—	—	—	—	—	—	—	—	—	(31)	31	100
Noninterest income, Underlying (non-GAAP)	B	$492	$506	$485	$505	$512	($14)	(3%)	($20)	(4%)	$1,483	$1,535	($52)	(3%)
Total revenue, Underlying:
Total revenue (GAAP)	C	$2,014	$2,094	$2,128	$2,200	$2,177	($80)	(4%)	($163)	(7%)	$6,236	$5,821	$415	7%
Less: Notable items		—	—	—	—	—	—	—	—	—	—	(31)	31	100
Total revenue, Underlying (non-GAAP)	D	$2,014	$2,094	$2,128	$2,200	$2,177	($80)	(4%)	($163)	(7%)	$6,236	$5,852	$384	7%
Noninterest expense, Underlying:
Noninterest expense (GAAP)	E	$1,293	$1,306	$1,296	$1,240	$1,241	($13)	(1%)	$52	4%	$3,895	$3,652	$243	7%
Less: Notable items		22	73	66	43	46	(51)	(70)	(24)	(52)	161	219	(58)	(26)
Noninterest expense, Underlying (non-GAAP)	F	$1,271	$1,233	$1,230	$1,197	$1,195	$38	3%	$76	6%	$3,734	$3,433	$301	9%
Pre-provision profit:
Total revenue (GAAP)	C	$2,014	$2,094	$2,128	$2,200	$2,177	($80)	(4%)	($163)	(7%)	$6,236	$5,821	$415	7%
Less: Noninterest expense (GAAP)	E	1,293	1,306	1,296	1,240	1,241	(13)	(1)	52	4	3,895	3,652	243	7
Pre-provision profit (GAAP)		$721	$788	$832	$960	$936	($67)	(9%)	($215)	(23%)	$2,341	$2,169	$172	8%
Pre-provision profit, Underlying:
Total revenue, Underlying (non-GAAP)	D	$2,014	$2,094	$2,128	$2,200	$2,177	($80)	(4%)	($163)	(7%)	$6,236	$5,852	$384	7%
Less: Noninterest expense, Underlying (non-GAAP)	F	1,271	1,233	1,230	1,197	1,195	38	3	76	6	3,734	3,433	301	9
Pre-provision profit, Underlying (non-GAAP)		$743	$861	$898	$1,003	$982	($118)	(14%)	($239)	(24%)	$2,502	$2,419	$83	3%
Provision (benefit) for credit losses, Underlying:
Provision (benefit) for credit losses (GAAP)		$172	$176	$168	$132	$123	($4)	(2%)	$49	40%	$516	$342	$174	51%
Less: Notable items		—	—	—	—	—	—	—	—	—	—	169	(169)	(100)
Provision (benefit) for credit losses, Underlying (non-GAAP)		$172	$176	$168	$132	$123	($4)	(2%)	$49	40%	$516	$173	$343	NM
Income before income tax expense, Underlying:
Income before income tax expense (GAAP)	G	$549	$612	$664	$828	$813	($63)	(10%)	($264)	(32%)	$1,825	$1,827	($2)	—%
Less: Income (expense) before income tax expense (benefit) related to notable items		(22)	(73)	(66)	(43)	(46)	51	70	24	52	(161)	(419)	258	62
Income before income tax expense, Underlying (non-GAAP)	H	$571	$685	$730	$871	$859	($114)	(17%)	($288)	(34%)	$1,986	$2,246	($260)	(12%)
Income tax expense, Underlying:
Income tax expense (GAAP)	I	$119	$134	$153	$175	$177	($15)	(11%)	($58)	(33%)	$406	$407	($1)	—%
Less: Income tax expense (benefit) related to notable items		(4)	(20)	(17)	(11)	(13)	16	80	9	69	(41)	(99)	58	59
Income tax expense, Underlying (non-GAAP)	J	$123	$154	$170	$186	$190	($31)	(20%)	($67)	(35%)	$447	$506	($59)	(12%)
Net income, Underlying:
Net income (GAAP)	K	$430	$478	$511	$653	$636	($48)	(10%)	($206)	(32%)	$1,419	$1,420	($1)	—%
Add: Notable items, net of income tax benefit		18	53	49	32	33	(35)	(66)	(15)	(45)	120	320	(200)	(63)
Net income, Underlying (non-GAAP)	L	$448	$531	$560	$685	$669	($83)	(16%)	($221)	(33%)	$1,539	$1,740	($201)	(12%)
Net income available to common stockholders, Underlying:
Net income available to common stockholders (GAAP)	M	$400	$444	$488	$621	$611	($44)	(10%)	($211)	(35%)	$1,332	$1,339	($7)	(1%)
Add: Notable items, net of income tax benefit		18	53	49	32	33	(35)	(66)	(15)	(45)	120	320	(200)	(63)
Net income available to common stockholders, Underlying (non-GAAP)	N	$418	$497	$537	$653	$644	($79)	(16%)	($226)	(35%)	$1,452	$1,659	($207)	(12%)

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED
(dollars in millions, except per share data)

		QUARTERLY TRENDS											FOR THE NINE MONTHS ENDED SEPTEMBER 30,
							3Q23 Change								2023 Change
		3Q23	2Q23	1Q23	4Q22	3Q22	2Q23			3Q22			2023	2022	2022
							$/bps		%	$/bps		%			$/bps		%
Operating leverage:
Total revenue (GAAP)	C	$2,014	$2,094	$2,128	$2,200	$2,177	($80)		(3.84%)	($163)		(7.47%)	$6,236	$5,821	$415		7.15%
Less: Noninterest expense (GAAP)	E	1,293	1,306	1,296	1,240	1,241	(13)		(0.96)	52		4.20	3,895	3,652	243		6.67
Operating leverage									(2.88%)			(11.67%)					0.48%
Operating leverage, Underlying:
Total revenue, Underlying (non-GAAP)	D	$2,014	$2,094	$2,128	$2,200	$2,177	($80)		(3.84%)	($163)		(7.47%)	$6,236	$5,852	$384		6.58%
Less: Noninterest expense, Underlying (non-GAAP)	F	1,271	1,233	1,230	1,197	1,195	38		3.06	76		6.31	3,734	3,433	301		8.77
Operating leverage, Underlying (non-GAAP)									(6.90%)			(13.78%)					(2.19%)
Efficiency ratio and efficiency ratio, Underlying:
Efficiency ratio	E/C	64.21%	62.34%	60.90%	56.36%	57.02%	187	bps		719	bps		62.45%	62.74%	(29)	bps
Efficiency ratio, Underlying (non-GAAP)	F/D	63.08	58.86	57.84	54.42	54.90	422	bps		818	bps		59.87	58.67	120	bps
Noninterest income as a % of total revenue, Underlying:
Noninterest income as a % of total revenue	A/C	24.44%	24.14%	22.81%	22.92%	23.54%	30	bps		90	bps		23.78%	25.84%	(206)	bps
Noninterest income as a % of total revenue, Underlying	B/D	24.44	24.14	22.81	22.92	23.54	30	bps		90	bps		23.78	26.24	(246)	bps
Effective income tax rate and effective income tax rate, Underlying:
Effective income tax rate	I/G	21.51%	22.09%	22.97%	21.16%	21.80%	(58)	bps		(29)	bps		22.24%	22.29%	(5)	bps
Effective income tax rate, Underlying (non-GAAP)	J/H	21.69	22.51	23.25	21.37	22.00	(82)	bps		(31)	bps		22.55	22.50	5	bps
Return on average common equity and return on average common equity, Underlying:
Average common equity (GAAP)	O	$21,177	$22,289	$21,702	$21,276	$22,246	($1,112)		(5%)	($1,069)		(5%)	$21,721	$21,875	($154)		(1%)
Return on average common equity	M/O	7.50%	8.00%	9.11%	11.56%	10.91%	(50)	bps		(341)	bps		8.20%	8.19%	1	bps
Return on average common equity, Underlying (non-GAAP)	N/O	7.82	8.97	10.01	12.15	11.52	(115)	bps		(370)	bps		8.93	10.15	(122)	bps
Return on average tangible common equity and return on average tangible common equity, Underlying:
Average common equity (GAAP)	O	$21,177	$22,289	$21,702	$21,276	$22,246	($1,112)		(5%)	($1,069)		(5%)	$21,721	$21,875	($154)		(1%)
Less: Average goodwill (GAAP)		8,188	8,182	8,177	8,171	8,131	6		—	57		1	8,182	7,771	411		5
Less: Average other intangibles (GAAP)		173	181	192	199	228	(8)		(4)	(55)		(24)	182	174	8		5
Add: Average deferred tax liabilities related to goodwill and other intangible assets (GAAP)		422	422	422	424	424	—		—	(2)		—	422	408	14		3
Average tangible common equity	P	$13,238	$14,348	$13,755	$13,330	$14,311	($1,110)		(8%)	($1,073)		(7%)	$13,779	$14,338	($559)		(4%)
Return on average tangible common equity	M/P	12.00%	12.42%	14.38%	18.46%	16.96%	(42)	bps		(496)	bps		12.93%	12.49%	44	bps
Return on average tangible common equity, Underlying (non-GAAP)	N/P	12.51	13.93	15.80	19.40	17.91	(142)	bps		(540)	bps		14.09	15.48	(139)	bps
Return on average total assets and return on average total assets, Underlying:
Average total assets (GAAP)	Q	$220,162	$222,373	$222,711	$224,970	$225,473	($2,211)		(1%)	($5,311)		(2%)	$221,739	$211,722	$10,017		5%
Return on average total assets	K/Q	0.78%	0.86%	0.93%	1.15%	1.12%	(8)	bps		(34)	bps		0.86%	0.90%	(4)	bps
Return on average total assets, Underlying (non-GAAP)	L/Q	0.81	0.96	1.02	1.21	1.18	(15)	bps		(37)	bps		0.93	1.10	(17)	bps

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED
(dollars in millions, except per share data)

		QUARTERLY TRENDS											FOR THE NINE MONTHS ENDED SEPTEMBER 30,
							3Q23 Change								2023 Change
		3Q23	2Q23	1Q23	4Q22	3Q22	2Q23			3Q22			2023	2022	2022
							$/bps		%	$/bps		%			$/bps		%
Return on average total tangible assets and return on average total tangible assets, Underlying:
Average total assets (GAAP)	Q	$220,162	$222,373	$222,711	$224,970	$225,473	($2,211)		(1%)	($5,311)		(2%)	$221,739	$211,722	$10,017		5%
Less: Average goodwill (GAAP)		8,188	8,182	8,177	8,171	8,131	6		—	57		1	8,182	7,771	411		5
Less: Average other intangibles (GAAP)		173	181	192	199	228	(8)		(4)	(55)		(24)	182	174	8		5
Add: Average deferred tax liabilities related to goodwill and other intangible assets (GAAP)		422	422	422	424	424	—		—	(2)		—	422	408	14		3
Average tangible assets	R	$212,223	$214,432	$214,764	$217,024	$217,538	($2,209)		(1%)	($5,315)		(2%)	$213,797	$204,185	$9,612		5%
Return on average total tangible assets	K/R	0.81%	0.89%	0.97%	1.19%	1.16%	(8)	bps		(35)	bps		0.89%	0.93%	(4)	bps
Return on average total tangible assets, Underlying (non-GAAP)	L/R	0.84	0.99	1.06	1.25	1.22	(15)	bps		(38)	bps		0.96	1.14	(18)	bps
Tangible book value per common share:
Common shares - at period-end (GAAP)	S	466,221,795	474,682,759	483,982,264	492,282,158	495,843,793	(8,460,964)		(2%)	(29,621,998)		(6%)	466,221,795	495,843,793	(29,621,998)		(6%)
Common stockholders' equity (GAAP)		$20,864	$21,571	$22,187	$21,676	$21,132	($707)		(3)	($268)		(1)	$20,864	$21,132	($268)		(1)
Less: Goodwill (GAAP)		8,188	8,188	8,177	8,173	8,160	—		—	28		—	8,188	8,160	28		—
Less: Other intangible assets (GAAP)		167	175	185	197	199	(8)		(5)	(32)		(16)	167	199	(32)		(16)
Add: Deferred tax liabilities related to goodwill and other intangible assets (GAAP)		421	422	422	422	424	(1)		—	(3)		(1)	421	424	(3)		(1)
Tangible common equity	T	$12,930	$13,630	$14,247	$13,728	$13,197	($700)		(5%)	($267)		(2%)	$12,930	$13,197	($267)		(2%)
Tangible book value per common share	T/S	$27.73	$28.72	$29.44	$27.88	$26.62	($0.99)		(3%)	$1.11		4%	$27.73	$26.62	$1.11		4%
Net income per average common share - basic and diluted and net income per average common share - basic and diluted, Underlying:
Average common shares outstanding - basic (GAAP)	U	469,481,085	479,470,543	485,444,313	493,293,981	495,651,083	(9,989,458)		(2%)	(26,169,998)		(5%)	478,073,507	470,118,265	7,955,242		2%
Average common shares outstanding - diluted (GAAP)	V	471,183,719	480,975,281	487,712,146	495,478,398	497,477,501	(9,791,562)		(2)	(26,293,782)		(5)	479,733,008	471,958,310	7,774,698		2
Net income per average common share - basic (GAAP)	M/U	$0.85	$0.93	$1.00	$1.26	$1.23	($0.08)		(9)	($0.38)		(31)	$2.79	$2.85	($0.06)		(2)
Net income per average common share - diluted (GAAP)	M/V	0.85	0.92	1.00	1.25	1.23	(0.07)		(8)	(0.38)		(31)	2.78	2.84	(0.06)		(2)
Net income per average common share - basic, Underlying (non-GAAP)	N/U	0.89	1.04	1.10	1.32	1.30	(0.15)		(14)	(0.41)		(32)	3.04	3.53	(0.49)		(14)
Net income per average common share - diluted, Underlying (non-GAAP)	N/V	0.89	1.04	1.10	1.32	1.30	(0.15)		(14)	(0.41)		(32)	3.03	3.52	(0.49)		(14)
Dividend payout ratio and dividend payout ratio, Underlying:
Cash dividends declared and paid per common share	W	$0.42	$0.42	$0.42	$0.42	$0.42	$—		—%	$—		—%	$1.26	$1.20	$0.06		5%
Dividend payout ratio	W/(M/U)	49%	45%	42%	33%	34%	441 bps			1,541 bps			45%	42%	316 bps
Dividend payout ratio, Underlying (non-GAAP)	W/(N/U)	47	40	38	32	32	700 bps			1,500 bps			41	34	700 bps

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED
(dollars in millions, except per share data)

	QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPTEMBER 30,
						3Q23 Change						2023 Change
	3Q23	2Q23	1Q23	4Q22	3Q22	2Q23		3Q22		2023	2022	2022
						$	%	$	%			$/bps	%
Other income, Underlying:
Other income (GAAP)	$18	$23	$17	$36	$34	($5)	(22%)	($16)	(47%)	$58	$46	$12	26%
Less: Notable items	—	—	—	—	—	—	—	—	—	—	(31)	31	100
Other income, Underlying (non-GAAP)	$18	$23	$17	$36	$34	($5)	(22)	($16)	(47%)	$58	$77	($19)	(25%)
Salaries and employee benefits, Underlying:
Salaries and employee benefits (GAAP)	$659	$615	$658	$633	$639	$44	7%	$20	3%	$1,932	$1,916	$16	1%
Less: Notable items	5	14	16	15	17	(9)	(64)	(12)	(71)	35	95	(60)	(63)
Salaries and employee benefits, Underlying (non-GAAP)	$654	$601	$642	$618	$622	$53	9%	$32	5%	$1,897	$1,821	$76	4%
Equipment and software, Underlying:
Equipment and software (GAAP)	$191	$181	$169	$170	$159	$10	6%	$32	20%	$541	$478	$63	13%
Less: Notable items	6	4	4	2	—	2	50	6	100	14	8	6	75
Equipment and software, Underlying (non-GAAP)	$185	$177	$165	$168	$159	$8	5%	$26	16%	$527	$470	$57	12%
Outside services, Underlying:
Outside services (GAAP)	$160	$177	$176	$170	$172	($17)	(10%)	($12)	(7%)	$513	$530	($17)	(3%)
Less: Notable items	7	21	27	17	20	(14)	(67)	(13)	(65)	55	96	(41)	(43)
Outside services, Underlying (non-GAAP)	$153	$156	$149	$153	$152	($3)	(2%)	$1	1%	$458	$434	$24	6%
Occupancy, Underlying:
Occupancy (GAAP)	$107	$136	$124	$110	$106	($29)	(21%)	$1	1%	$367	$300	$67	22%
Less: Notable items	2	30	18	2	2	(28)	(93)	—	—	50	3	47	NM
Occupancy, Underlying (non-GAAP)	$105	$106	$106	$108	$104	($1)	(1%)	$1	1%	$317	$297	$20	7%
Other operating expense, Underlying:
Other operating expense (GAAP)	$176	$197	$169	$157	$165	($21)	(11%)	$11	7%	$542	$428	$114	27%
Less: Notable items	2	4	1	7	7	(2)	(50)	(5)	(71)	7	17	(10)	(59)
Other operating expense, Underlying (non-GAAP)	$174	$193	$168	$150	$158	($19)	(10%)	$16	10%	$535	$411	$124	30%

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - SEGMENTS1
(dollars in millions)

		THIRD QUARTER 2023					SECOND QUARTER 2023
		Consumer Banking	Commercial Banking	Non-Core	Other	Consolidated	Consumer Banking	Commercial Banking	Non-Core	Other	Consolidated
Net income (loss) available to common stockholders:
Net income (loss)	A	$276	$260	($67)	($39)	$430	$257	$305	($55)	($29)	$478
Less: Preferred stock dividends		—	—	—	30	30	—	—	—	34	34
Net income (loss) available to common stockholders	B	$276	$260	($67)	($69)	$400	$257	$305	($55)	($63)	$444
Return on average total tangible assets:
Average total assets (GAAP)		$72,964	$74,997	$13,113	$59,088	$220,162	$72,583	$77,546	$14,456	$57,788	$222,373
Less: Average goodwill (GAAP)		542	770	—	6,876	8,188	540	766	—	6,876	8,182
Average other intangibles (GAAP)		103	39	—	31	173	109	41	—	31	181
Add: Average deferred tax liabilities related to goodwill and other intangible assets (GAAP)		24	12	—	386	422	23	11	—	388	422
Average tangible assets	C	$72,343	$74,200	$13,113	$52,567	$212,223	$71,957	$76,750	$14,456	$51,269	$214,432
Return on average total tangible assets	A/C	1.51%	1.39%	(2.03)%	NM	0.81%	1.43%	1.59%	(1.53)%	NM	0.89%
Efficiency ratio:
Noninterest expense (GAAP)	D	$905	$325	$30	$33	$1,293	$875	$315	$33	$83	$1,306
Net interest income (GAAP)		1,067	560	(41)	(64)	1,522	1,023	584	(28)	9	1,588
Noninterest income (GAAP)		278	180	—	34	492	268	207	—	31	506
Total revenue (GAAP)	E	$1,345	$740	($41)	($30)	$2,014	$1,291	$791	($28)	$40	$2,094
Efficiency ratio	D/E	67.18%	43.93%	NM	NM	64.21%	67.74%	39.76%	NM	NM	62.34%

		FIRST QUARTER 2023					FOURTH QUARTER 2022
		Consumer Banking	Commercial Banking	Non-Core	Other	Consolidated	Consumer Banking	Commercial Banking	Non-Core	Other	Consolidated
Net income (loss) available to common stockholders:
Net income (loss)	A	$257	$319	($50)	($15)	$511	$284	$358	($23)	$34	$653
Less: Preferred stock dividends		—	—	—	23	23	—	—	—	32	32
Net income (loss) available to common stockholders	B	$257	$319	($50)	($38)	$488	$284	$358	($23)	$2	$621
Return on average total tangible assets:
Average total assets (GAAP)		$71,872	$78,891	$15,686	$56,262	$222,711	$71,688	$79,591	$16,752	$56,939	$224,970
Less: Average goodwill (GAAP)		538	763	—	6,876	8,177	491	804	—	6,876	8,171
Average other intangibles (GAAP)		115	43	—	34	192	121	46	—	32	199
Add: Average deferred tax liabilities related to goodwill and other intangible assets (GAAP)		23	12	—	387	422	7	4	—	413	424
Average tangible assets	C	$71,242	$78,097	$15,686	$49,739	$214,764	$71,083	$78,745	$16,752	$50,444	$217,024
Return on average total tangible assets	A/C	1.46%	1.66%	(1.30)%	NM	0.97%	1.59%	1.80%	(0.54)%	NM	1.19%
Efficiency ratio:
Noninterest expense (GAAP)	D	$857	$331	$32	$76	$1,296	$831	$318	$31	$60	$1,240
Net interest income (GAAP)		1,011	597	(15)	50	1,643	1,014	595	19	67	1,695
Noninterest income (GAAP)		256	201	—	28	485	256	198	—	51	505
Total revenue (GAAP)	E	$1,267	$798	($15)	$78	$2,128	$1,270	$793	$19	$118	$2,200
Efficiency ratio	D/E	67.70%	41.47%	NM	NM	60.90%	65.39%	40.18%	NM	NM	56.36%

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - SEGMENTS, CONTINUED1
(dollars in millions)

		THIRD QUARTER 2022
		Consumer Banking	Commercial Banking	Non-Core	Other	Consolidated
Net income (loss) available to common stockholders:
Net income (loss)	A	$286	$334	$16	$—	$636
Less: Preferred stock dividends		—	—	—	25	25
Net income (loss) available to common stockholders	B	$286	$334	$16	($25)	$611
Return on average total tangible assets:
Average total assets (GAAP)		$71,631	$80,067	$17,929	$55,846	$225,473
Less: Average goodwill (GAAP)		454	801	—	6,876	8,131
Average other intangibles (GAAP)		106	38	—	84	228
Add: Average deferred tax liabilities related to goodwill and other intangible assets (GAAP)		6	3	—	415	424
Average tangible assets	C	$71,077	$79,231	$17,929	$49,301	$217,538
Return on average total tangible assets	A/C	1.59%	1.67%	0.34%	NM	1.16%
Efficiency ratio:
Noninterest expense (GAAP)	D	$828	$325	$36	$52	$1,241
Net interest income (GAAP)		989	558	70	48	1,665
Noninterest income (GAAP)		270	213	—	29	512
Total revenue (GAAP)	E	$1,259	$771	$70	$77	$2,177
Efficiency ratio	D/E	65.84%	42.07%	NM	NM	57.02%

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - SEGMENTS, CONTINUED1
(dollars in millions)

		FOR THE NINE MONTHS ENDED SEPTEMBER 30,
		2023					2022
		Consumer Banking	Commercial Banking	Non-Core	Other	Consolidated	Consumer Banking	Commercial Banking	Non-Core	Other	Consolidated
Net income (loss) available to common stockholders:
Net income (loss)	A	$790	$884	($172)	($83)	$1,419	$671	$946	$165	($362)	$1,420
Less: Preferred stock dividends		—	—	—	87	87	—	—	—	81	81
Net income (loss) available to common stockholders	B	$790	$884	($172)	($170)	$1,332	$671	$946	$165	($443)	$1,339
Return on average total tangible assets:
Average total assets (GAAP)		$72,477	$77,130	$14,409	$57,723	$221,739	$66,793	$73,344	$18,582	$53,003	$211,722
Less: Average goodwill (GAAP)		540	766	—	6,876	8,182	354	553	—	6,864	7,771
Average other intangibles (GAAP)		109	41	—	32	182	77	24	—	73	174
Add: Average deferred tax liabilities related to goodwill and other intangible assets (GAAP)		23	12	—	387	422	6	2	—	400	408
Average tangible assets	C	$71,851	$76,335	$14,409	$51,202	$213,797	$66,368	$72,769	$18,582	$46,466	$204,185
Return on average total tangible assets	A/C	1.47%	1.55%	(1.60)%	NM	0.89%	1.35%	1.74%	1.19%	NM	0.93%
Efficiency ratio:
Noninterest expense (GAAP)	D	$2,637	$971	$95	$192	$3,895	$2,424	$905	$105	$218	$3,652
Net interest income (GAAP)		3,101	1,741	(84)	(5)	4,753	2,635	1,508	359	(185)	4,317
Noninterest income (GAAP)		802	588	—	93	1,483	807	647	—	50	1,504
Total revenue (GAAP)	E	$3,903	$2,329	($84)	$88	$6,236	$3,442	$2,155	$359	($135)	$5,821
Efficiency ratio	D/E	67.54%	41.67%	NM	NM	62.45%	70.43%	41.98%	NM	NM	62.74%
1 During the third quarter of 2023, the Company’s indirect auto and certain purchased consumer loan portfolios were transferred from Consumer Banking into a new Non-Core segment. In addition, the Company revised its funds transfer pricing ("FTP") methodology relative to the funding of Non-Core assets, with the FTP charge based on a marginal high-cost funding waterfall approach. Prior period results have been revised to conform to the new segment presentation.